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Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

          In connection with the accompanying Quarterly Report of Moro Corporation, (the "Company") on Form 10-QSB for the period ended March 31, 2003 (the "Report"), I, David W. Menard, Chief Executive Officer of the Company, hereby certify that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 2, 2003
                                                       David W. Menard
                                                       -----------------------
                                                       David W. Menard
                                                       Chief Executive Officer